UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

Internet Patents Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26083 (Commission File Number)	94-3220749 (I.R.S. Employer Identification No.)

101 Parkshore Dr., Suite 100 Folsom, California 95630 (Address of principal executive offices including zip code)

(916) 932-2860 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 8, 2015, the U.S. Patent Trial and Appeal Board (“PTAB”) issued decisions involving U.S. Patent No. 7,631,191 B2 (the “Glazer” patent) owned by Secure Axcess, a subsidiary of IPC:

●

In CBM2014-00100 (consolidated with CBM2015-00009), the PTAB determined that claims 1–32 of the Glazer patent would have been obvious to one of ordinary skill in the art, and the claims were, therefore, unpatentable under 35 U.S.C. § 103(a).

●	In IPR2014-00475, the PTAB determined that claims 1–23 and 25-32 of the Glazer patent are unpatentable.

The Glazer patent is the subject of patent infringement litigation in the U.S. District Court for the Eastern District of Texas (Secure Axcess, LLC v. U.S. Bank, et al. 6:13-cv-00717-KNM). The District Court litigation has been stayed pending the inter partes and covered business method proceedings.

IPC is reviewing the PTAB decisions and has not made a determination regarding an appeal to the U.S Court of Appeals for the Federal Circuit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNET PATENTS CORPORATION

Date: September 9, 2015	By:	/s/ L. Eric Loewe
Name: L. Eric Loewe
Title: Senior Vice President, General Counsel and Secretary